{00036750.DOCX:1 } AMENDMENT NO. 1 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT This Amendment No. 1 (this “Amendment”) to that certain Amended and Restated Employment Agreement, dated March 26, 2025 and effective as of April 8, 2025 (the “Agreement”), by and between Riley Exploration Permian, Inc., a Delaware corporation (the “Company”), and Bobby D. Riley (“Employee”), is entered into as of March __, 2026 (the “Effective Date”). Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Agreement. RECITALS WHEREAS, the Company and Employee are parties to the Agreement; WHEREAS, Section 21 of the Agreement permits the parties to amend the Agreement by a written instrument signed by both parties; WHEREAS, the parties desire to amend the Agreement to increase the Change-in- Control severance multiple set forth in Section 8(b) of the Agreement; NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows: 1. Amendment to Change-in-Control Benefits. Section 8(b) of the Agreement is hereby amended by deleting the reference to “200%” each place it appears in clause (i) thereof and replacing it with “300%.” Accordingly, clause (i) of Section 8(b) shall provide that the “CIC Pay” shall be an amount equal to three hundred percent (300%) of the Base Salary in effect immediately before the Termination Date plus three hundred percent (300%) of the Annual Bonus received by Employee for the fiscal year preceding the Termination Date. 2. Further Assurances. Each party will execute and deliver such further documents and take such further actions as may be reasonably necessary to implement this Amendment. 3. Conflicting Terms. Except as herein amended, the Agreement remains the same and in full force and effect. In the event of a conflict between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment shall control. 4. Counterparts. This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument. -Signature Page Follows-

{00036750.DOCX:1 } IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 to Amended and Restated Employment Agreement as of the Effective Date. RILEY EXPLORATION PERMIAN, INC. By: _______________________________ Philip Riley, Chief Financial Officer EMPLOYEE _______________________________ Bobby D. Riley